INVESTOR PRESENTATION

SECOND QUARTER 2020

First Business®

Nasdaq: FBIZ

Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases "may," "could," "should," "hope," "might," "believe," "expect," "plan," "assume," "intend," "estimate," "anticipate," "project," "likely," or similar expressions are intended to identify "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, the adverse effects of the COVID-19 pandemic on the global, national, and local economy. (ii) The effect of the COVID-19 pandemic on the Corporation's credit quality, revenue, and business operations. (iii) Competitive pressures among depository and other financial institutions nationally and in our markets. (iv) Increases in defaults by borrowers and other delinquencies. (v) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems. (vi) Fluctuations in interest rates and market prices. (vii) The consequences of continued bank acquisitions and mergers in our markets, resulting in fewer but much larger and financially stronger competitors. (viii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries. (ix) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations. (x) Fraud, including client and system failure or breaches of our network security, including our internet banking activities. (xi) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our stockholders and potential investors. For further information about the factors that could affect the Corporation's future results, please see the Corporation's annual report on Form 10-K for the year ended December 31, 2019, the Corporation's quarterly report on Form 10-Q for the quarter ended March 31, 2020, and other filings with the Securities and Exchange Commission. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

Company Overview 4
COVID-19 Update 8
Quarterly Update 16
Value Drivers 23
Strategic Plan 31
Investment Rationale 35
Appendix 44

First Business

COMPANY
OVERVIEW

First Business®

Company Profile


First Business Bank Center

FBIZ BANKING[1]

$2.5 Billion
IN TOTAL ASSETS

FBIZ TRUST

$1.9 Billion
IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

Headquarters: Madison, WI

Mission: Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 5.3%[2]
- Business-focused model
- Efficient and highly scalable banking model with limited branch network
- Client relationship focus with high touch service

1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis.
2. Data as of February 28, 2020. Insider ownership consists of shares beneficially owned by directors and executive officers.

Evolution of Success

Aligned with the Financial Needs of Our Niche Client Base



Business Banking Services
Asset-based Lending
Equipment Finance
Company Retirement Plan Services
Private Wealth Services
Accounts Receivable Financing
SBA Lending
Vendor Finance
Bank Consulting
1990
1995
1998
2000
2001
2006
2012
2014
2018
Greater Madison Area
Southeast Wisconsin
Northeast Wisconsin
Kansas City Metro

Evolution of Success

Aligned with the Financial Needs of Our Niche Client Base



BUSINESS BANKING
Commercial Lending
Treasury Management
Company Retirement Plans
SPECIALTY FINANCE
SBA Lending
Asset-based Lending
Equipment Finance
Vendor Finance
Receivable Financing
PRIVATE WEALTH
Private Banking
Investment Management
Financial Planning
Trust & Estate Administration
First Business



GROWING OR MANAGING A BUSINESS
SBA
RECEIVABLE FINANCING
ASSET-BASED LENDING
TREASURY MANAGEMENT
LEADING AN ESTABLISHED BUSINESS
TREASURY MANAGEMENT
COMMERCIAL LENDING
EQUIPMENT FINANCE
VENDOR FINANCE
ASSET-BASED LENDING
COMPANY RETIREMENT PLANS
INVESTMENT MANAGEMENT
BUILDING AND MANAGING WEALTH
PRIVATE BANKING
FINANCIAL PLANNING
INVESTMENT MANAGEMENT/ ACCUMULATION
ENJOYING RETIREMENT
INVESTMENT MANAGEMENT/ DISTRIBUTION
TRUST & ESTATE ADMINISTRATION

COVID-19
UPDATE

Business Continuity Plan

Continued Focus on Safety & Uninterrupted Client Service

Employees – Safety and well-being is our #1 priority

- We continue to strictly adhere to COVID-19 health and safety-related requirements and best practices across all of our locations
- Portions of our workforce have started returning to the office, subject to local mandates and restrictions, on a rotating basis
- Regular communication and weekly open Q&A with CEO
- The Company had no furloughs or layoffs related to COVID-19 to date

Clients – Provide proactive and uninterrupted service to our clients

- All banking locations remain accessible, with modified hours and by appointment
- The Company is a very active lender in the Paycheck Protection Program

Paycheck Protection Program ("PPP")

Active Participation Propelled by SBA Expertise & Proactive Investments in Technology

Nearly **60** employees, or 20% of the Company's workforce, successfully executed the program

Leveraged a **proprietary client portal** to create an efficient and user friendly PPP portal within days of the plan's announcement

700+ applications processed and **$328 MILLION** funds approved and disbursed within 10 business days of SBA approval

$8.7 MILLION in processing fees expected to be recognized as yield enhancement through net interest margin primarily in 2020 and early 2021 **($859,000 recognized in 2Q20)**

26,000+ jobs retained (based on application information)

Robust Liquidity Position

Primary & Secondary Sources Provide Ample Liquidity During Uncertain Environment



As of 3/31/20
$445M
17%
11%
28%
32%
12%
Short-term investments
Unreciprocated Deposits
Collateral Value of Unencumbered Pledged Loans
Market Value of Unencumbered Securities
Fed Fund Lines



As of 6/30/20
$665M
4%
27%
16%
8%
45%
Short-term investments
Collateral Value of Unencumbered Pledged Loans
Market Value of Unencumbered Securities
Fed Fund Lines
Paycheck Protection Program Liquidity Facility

Primary Sources:

- Short-Term Investments (Primarily excess cash held at the Federal Reserve)
- Collateral Value of Unencumbered Pledged Loans (FHLB Advances)
- Market Value of Unencumbered Securities (FHLB Advances and FRB Discount Window)
- Brokered Deposits

Secondary Sources:

- Paycheck Protection Program Liquidity Facility ("PPPLF")
- Fed Fund Lines

First Business

Capital Strength

The Company's Capital Ratios Continue to Exceed the Highest Required Regulatory Benchmark Levels


Total Risk-Based Capital
14%
12%
10%
8%
6%
4%
2%
0%
6/30/19
3/31/20
6/30/20
FBIZ
Minimum Required (1)


Tier 1 Capital
12%
10%
8%
6%
4%
2%
0%
6/30/19
3/31/20
6/30/20
FBIZ
Minimum Required (1)


Tier 1 Leverage Capital
12%
10%
8%
6%
4%
2%
0%
6/30/19
3/31/20
6/30/20
6/30/20 (2)
FBIZ
Minimum Required (1)

1. Minimum capital required for capital adequacy purposes plus capital conservation buffer.
2. Tier 1 Leverage Capital excluding average PPP loans as of June 30, 2020 equals 9.19%.

First Business

Credit Quality

Modest Overall Exposure to Industries Most Impacted by COVID-19 and No Retail Consumer Portfolio

Exposure to Stressed Industries

($ in millions)	As of June 30, 2020		
Industries:		**Balance**	**% Gross Loans and Leases [2]**
Retail [1]	$	70.0	4.0%
Hospitality		73.5	4.2%
Entertainment		16.7	1.0%
Restaurants & food service		24.9	1.4%
Total outstanding exposure	$	185.1	10.7%

- As of June 30, 2020, the Company had no meaningful direct exposure to the energy sector, airline industry or retail consumer, and does not participate in shared national credits.
- Because of the significant uncertainties related to the ultimate duration of the COVID-19 pandemic and its effects on our clients and prospects, and on the national and local economy as a whole, there can be no assurances as to how the crisis may ultimately affect the Company's loan portfolio.

Loan Modification Trend



$350
$300
$250
$200
$150
$100
$50
$0
($ in millions)
500
400
300
200
100
0
3/31/20
4/30/20
6/30/20
Deferral Requests
Balance Outstanding

1. Includes $51.7 million in loans secured by commercial real estate.
2. Excluding PPP loans.

First Business

Credit Quality

Loan deferrals of six months accounted for 60.2% of the total $323.2 million in deferral requests and the remaining balance were primarily for three months

The following table and chart represent a breakdown of the deferred loan balances by industry segment, collateral type, and credit quality indicators:

(Dollars in thousands)

	As of June 30, 2020		Collateral Type	
Industries Description	**Balance**	**% of Deferred of Total Industry**	**Real Estate**	**Non Real Estate**
Real Estate and Rental and Leasing	$ 147,584	18.8%	$ 142,519	$ 5,065
Accommodation and Food Services	52,468	52.7%	49,198	3,270
Manufacturing	34,214	17.5%	20,253	13,961
Health Care and Social Assistance	19,552	15.9%	12,136	7,416
Transportation and Warehousing	19,402	21.3%	422	18,980
Retail Trade	14,851	29.7%	11,355	3,496
Information	11,228	64.1%	2,430	8,798
Utilities	7,129	96.4%	—	7,129
Construction	6,448	6.7%	6,359	89
Wholesale Trade	5,695	5.7%	569	5,126
Other Services (except Public Administration)	1,673	3.0%	50	1,623
Professional, Scientific, and Technical Services	933	2.3%	—	933
Administrative and Support and Waste Management and Remediation Services	831	9.9%	728	103
Finance and Insurance	743	1.8%	715	28
Arts, Entertainment, and Recreation	300	1.7%	292	8
Agriculture, Forestry, Fishing and Hunting	165	1.3%	—	165
Total deferred loan balances	$ 323,216		$ 247,026	$ 76,190

Loan Deferrals by Credit Quality Indicator (1)



10.9%
20.6%
68.5%
Category I
Category II
Category III

1. **Category I** — Loans and leases in this category are performing in accordance with the terms of the contract and generally exhibit no immediate concerns regarding the security and viability of the underlying collateral, financial stability of the borrower, integrity or strength of the borrowers' management team, or the industry in which the borrower operates.
Category II — Loans and leases in this category are beginning to show signs of deterioration in one or more of the Corporation's core underwriting criteria such as financial stability, management strength, industry trends, or collateral values.
Category III — Loans and leases in this category are identified by management as warranting special attention. However, the balance in this category is not intended to represent the amount of adversely classified assets held by the Bank.
Please refer to Note 6 — Loan and Lease Receivables, Impaired Loans and Leases and Allowance for Loan and Lease Losses in the June 30, 2020 Form 10-Q for the complete risk category definitions.

First Business

Credit Quality

Breakdown of Deferrals in the Real Estate and Rental and Leasing Industry and the Accommodation and Food Service Industry

The following table is a further breakdown of the deferred loan balances and collateral type for the Real Estate and Rental and Leasing and Accommodation and Food Service industries:

(Dollars in thousands)	As of June 30, 2020			
			Collateral Type	
Real Estate and Rental and Leasing Detail:	Balance	% Deferred of Sub-Industry	Real Estate	Non Real Estate
Office - Class A	$ 23,204	15.3%	$ 23,204	$ —
Retail - Non-Credit Tenant - Shopping Center	22,657	73.5%	22,657	—
Office - Class B	17,652	32.1%	17,652	—
1-4 Family	16,887	64.5%	16,887	—
Multi-Family - Market Rent	16,174	8.5%	16,174	—
Retail - Non-Credit Tenant - Strip Center	11,389	59.7%	11,389	—
Multi-Family - Student Housing	8,466	20.2%	8,466	—
Retail - Non-Credit Tenant - Restaurant	6,621	64.9%	6,621	—
Retail - Other	6,110	13.9%	6,110	—
Retail - Non-Credit-Tenant - Big Box	5,629	100.0%	5,629	—
Other	12,795	5.6%	7,730	5,065
Total Real Estate and Rental and Leasing	$ 147,584		$ 142,519	$ 5,065

(Dollars in thousands)	As of June 30, 2020			
			Collateral Type	
Accommodation and Food Services Detail:	Balance	% Deferred of Sub-Industry	Real Estate	Non Real Estate
Hotel - Flag	$ 43,011	63.1%	$ 43,011	$ —
Hotel - No Flag	1,862	46.0%	1,862	—
Other	5,594	22.7%	2,324	3,270
Retail - Restaurant/Bar	2,001	13.0%	2,001	—
Total Accommodation and Food Service	$ 52,468		$ 49,198	$ 3,270

First Business

QUARTERLY
UPDATE

First Business®

Second Quarter 2020 Summary

- EARNINGS - Robust Operating Performance Tempered by 21% Reserve Build
- REVENUE - Record Net Interest Income and Strong Fee Income Driven by Private Wealth, Commercial Lending, and SBA Loan Sales
- BALANCE SHEET - Strong Loan Growth (excluding PPP Loans and Significant Decrease in Line of Credit Utilization), Record In-Market Deposits, and Proactive Debt Extinguishment Amid Low Interest-Rate Environment
- KEY OPERATING TRENDS - Stable Adjusted Net Interest Margin

Quarterly Update - Earnings

Performance Tempered by 21% Reserve Build and $5.5 Million Loan Loss Provision



$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.75
$0.38
$0.38
Q2 2019
Q1 2020
Q2 2020
Diluted EPS



1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1.30%
14.09%
0.62%
7.14%
0.55%
6.70%
Q2 2019
Q1 2020
Q2 2020
ROAA
ROAE

First Business

Quarterly Update - Revenue

Strong Fee Income Driven by Private Wealth, Commercial Lending, and SBA Loan Sales



$ (Thousands)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
30.00%
28.00%
26.00%
24.00%
22.00%
20.00%
$5,805
$6,414
$6,319
Q2 2019
Q1 2020
Q2 2020
Total Non Interest Income
% of Top Line Revenue
Long Term Target % of Top Line Revenue

Quarterly Update - Balance Sheet

Strong Loan Growth (Excluding PPP Loans and Significant Decrease in Line of Credit Utilization) and Record In-Market Deposits Primarily Due to Client Receipt of PPP Loan Proceeds



$ (Millions)
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$0
78.00%
76.00%
74.00%
72.00%
70.00%
68.00%
66.00%
64.00%
62.00%
60.00%
$1,720
$1,290
$1,743
$1,383
$1,729
$1,621
Q2 2019
Q1 2020
Q2 2020
Period-End Loans & Leases (1)
Period-End In-Market Deposits (2)
In-Market Deposit Ratio (3)



$ (Millions)
$400
$300
$200
$100
$0
$318
$297
$213
Q2 2019
Q1 2020
Q2 2020
Line of Credit Utilization

1. Q2 2020 "Period-End Loans & Leases" exclude PPP loans. PPP loans outstanding as of June 30, 2020, were $327.9 million. The other periods presented did not have any PPP loans outstanding.
2. "Period-End In-Market Deposits" represents transaction accounts plus non-transaction accounts.
3. "In-Market Deposit Ratio" is defined as in-market deposits divided by total bank funding. Total bank funding represents total deposits plus FHLB advances and Federal Reserve PPPLF advances.

First Business

Quarterly Update - Key Operating Trends

Adjusted Net Interest Margin Remains Stable Amid Low Rate Environment

Net Interest Margin



3.52%
0.21%
3.31%
3.44%
0.12%
3.32%
3.34%
0.01%
3.33%
Q2 2019
Q1 2020
Q2 2020
Adjusted net interest margin (1)
Recurring, volatile components (2)

Drivers of NIM Change



3.44%
(0.04)%
(0.05)%
(0.84)%
0.24%
0.49%
0.10%
3.34%
1Q20 NIM
ST Investments
Securities
Loans
Fees in Lieu (3)
Deposits
Borrowings
2Q20 NIM

NIM, Yields, and Costs



5.64%
5.04%
4.35%
3.52%
3.44%
3.34%
2.47%
2.33%
2.09%
1.76%
1.24%
0.61%
Q2 2019
Q1 2020
Q2 2020
Average Loan Yield
Net Interest Margin
Securities Yield
Cost of Funds (4)

Net interest margin and loan yields temporarily impacted by PPP loans with 1% rate.

1. "Adjusted Net Interest Margin" is a non-GAAP measurement. See appendix for non-GAAP reconciliation schedules.
2. "Recurring, volatile components" is defined as fees in lieu of interest, PPP loan interest income, FRB interest income, FHLB dividend income, and Federal Reserve PPPLF interest expense. Calculation also excludes average PPP loans, average FRB cash, average FHLB stock, and average non-accrual loans.
3. "Fees in lieu of interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization.
4. "Cost of Funds" is defined as total interest expense on deposits, FHLB advances, and Federal Reserve PPPLF advances divided by the sum of total average deposits, average FHLB advances, and average Federal Reserve PPPLF advances.

Quarterly Update - Key Operating Trends

Operating Fundamentals Demonstrate Earnings Power



$105.0
$90.0
$75.0
$60.0
$45.0
$30.0
$15.0
$0.0
$ (Millions)
Net Operating Income
10YR CAGR = 12%
$26.6
$28.1
$32.5
$7.6
$10.5
2017
2018
2019
Q1 2020
Q2 2020
Operating Expense
Pure Net Interest Income [1]
Trust Fee Income
Other Fee Income
Service Charges on Deposits
Fees in Lieu of Interest [3]
Gain on Sale of SBA Loans
Swap Fees
Net Tax Credits [2]
Net Operating Income [1]

Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Trust Fee Income", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees".

1. "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules.
2. "Net Tax Credits" represent managements estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed.
3. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization.

First Business

LONG-TERM VALUE DRIVERS

First Business®

Long-Term Value Drivers

Areas of Focus

- **Growth - Emphasis on Delivery of Above Average Organic Growth Over Acquisition, and Optimization of Commercial Business Line Performance**
- **Asset Quality - Proven Financial Performance through Credit Cycles**
- **Profitability - Return to Above Average Profitability through Optimization of Commercial Business Line Performance**
- **Operating Efficiency - Leverage Branch-Lite Model, Business-Banking Niche, and Proactive Investment in Technology**

Growth

Emphasis on Delivery of Above Average Organic Growth Over Acquisition

Core Deposit Growth (3)


40%
30%
20%
10%
0%
-10%
-20%
-30%
'11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1)
FBIZ
Peer Group (2)


11.9%
4.6%
10-YR CAGR

Revenue Growth


40%
30%
20%
10%
0%
-10%
-20%
'11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1)
FBIZ
Peer Group (2)


10.8%
3.0%
10-YR CAGR

1. 2020 represents growth for the three months ended March 31, 2020 compared to the three months ended March 31, 2019.
2. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion.
3. Core Deposits represents deposits excluding time deposits over $250,000 and brokered deposits of $250,000 or less. Prior to reporting period March 31, 2017, represents deposits excluding time deposits of $100,000 or more and brokered deposits of $100,000 to $250,000.

First Business

Growth

Optimization of Commercial Business Line Performance

Business Life Cycles		
Early Stage	**Adolescent**	**Mature**
Very High Growth & Operating Losses	High Growth & Positive Contribution	Sustainable Growth & Highly Profitable
Commercial Business Lines		
SBA Lending Vendor Financing Bank Consulting	Accounts Receivable Financing	Business Banking Asset-Based Lending Private Wealth

Asset Quality

Maximize Financial Performance through Credit Cycles with Industry Expertise, Premier Clients, & Consistent Underwriting

Net Charge-Offs / Average Loans



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
-0.50%
2007
2008
2009
2010
2011
2012
FBIZ
Peer Group (1)
Great Recession

Stock Performance 1/1/2007 - 12/31/2012



20%
0%
-20%
-40%
-60%
-80%
-100%
1.2%
(43.3)%
1/2/07
5/9/07
9/12/07
1/18/08
5/23/08
9/26/08
2/3/09
6/9/09
10/13/09
2/19/10
6/25/10
10/29/10
3/4/11
7/8/11
11/11/11
3/16/12
7/23/12
11/26/12
FBIZ
S&P 500 Bank Index

1. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion.

First Business

Profitability

Return to Above Average Profitability through Optimization of Commercial Business Line Performance

Return on Average Equity



20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%
'05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1)
FBIZ
Peer Group (3)
Great Recession

Tangible Book Value Growth



TBV 10YR CAGR = 8%
$20.00
$15.00
$10.00
$5.00
$0.00
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
'06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (2)
TBV/Share
TCE/TA
Great Recession

1. 2020 represents annualized data for the three months ended March 31, 2020.
2. 2020 represents data as of June 30, 2020. TCE/TA excludes PPP loans of $327.9 million.
3. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion.

First Business

Operating Efficiency

Leverage Branch-Lite Model and Business-Banking Niche



Total Deposits per Branch
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$(Thousands)
'11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1)
FBIZ
Peer Group (2)



Total Revenue per FTE
$360
$340
$320
$300
$280
$260
$240
$220
$200
$ (Thousands)
'11 '12 '13 '14 '15 '16 '17 '18 '19 '20 (1)
FBIZ
Peer Group (2)

1. 2020 represents annualized data as of March 31, 2020.
2. Peer Group defined as U.S. Commercial Banks with total assets between $1 billion and $3 billion.

First Business

Operating Efficiency

Proactive Investment in Technology

First Business IT Strategy - Digital Transformation

Solutions are Built on Top of Salesforce, Which is at the Core of our IT Strategy

2018	2019	2020
SBA Lending Portal Quick 5-minute pre-qualification Complete their detailed SBA application Exchange financial documents Generate government forms **Equipment Finance - Loan Origination** Automated underwriting process Internal workflow approval process	**SBA Lending Portal** Loan documentation and quality control module **Equipment Finance - Loan Automation** Invoice automation ACH/wire automation Improved booking functionality **Treasury Management** Defect tracking module	**Align with First Business 5-Year Strategic Plan (Automate all of our lending processes by 2023)** **2020 Areas of Focus:** Commercial Lending, Private Wealth, Accounts Receivable Financing, and Shared Services

The COVID-19 Pandemic has proven the prior investments made in our IT Strategy allowed us to be extremely agile and responsive to our Clients. It has also reinforced the fact our Business & IT Strategy is aligned with the future and sometimes unanticipated needs of our Clients.

STRATEGIC
PLAN

FBIZ Strategic Plan 2019-2023

Objective

First Business will excel by building the best team that works together to impact our clients' success more than any other financial partner.

FBIZ Strategic Plan 2019-2023

4 Strategies Designed to Navigate the Company over a 5-Year Time Horizon

strategy 1

TALENT
Identify, attract, develop and retain a diverse, high-performing team to positively impact the overall performance and efficiency of the Company

strategy 2

EFFICIENCY
Increase internal efficiencies, deliver a differentiated client experience and drive client experience utilizing technology where possible

strategy 3

DEPOSITS
Diversify and grow deposit base

strategy 4

PERFORMANCE
Optimize business lines and mix for diversification and performance

First Business

FBIZ Strategic Plan 2019-2023

We Define Success as Delivering Above Average Shareholder Return

Goal	Actual 2019	Actual YTD 2020	2023
Return on average equity (1)	12.55%	6.92%	13.50%
Return on average assets (1)	1.14%	0.58%	1.15%
Top line revenue growth (1)	9.1%	8.04%	≥ 10% per year
In-market deposits to total bank funding	75.5%	75.34%	≥ 70%
Employee engagement (3)	82%	N/A	≥ 80%
Client satisfaction (3)	93%	96%	≥ 90%



Total Shareholder Return - 1 Year
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
FBIZ
Peer Group (2)

1. 2020 represents annualized data for the six months ended June, 2020.
2. Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion.
3. Surveys conducted annually.

First Business

INVESTMENT RATIONALE

First Business®

Investment Rationale

- TRADING AT DISCOUNT TO PEER GROUP
- DIVIDEND YIELD HIGHER THAN PEER GROUP
- COMPETITIVE ADVANTAGE DRIVEN BY NICHE FOCUS, EMPLOYEE ENGAGEMENT, AND CLIENT SATISFACTION
- DIVERSIFIED MARGIN AND FEE REVENUE
- SCALABLE FRANCHISE POSITIONED FOR SUSTAINABLE GROWTH

Trading at Discount to Peer Group

Price / Tangible Book Value


Price / Tangible Book
December 2011 - June 2020
200.00
180.00
160.00
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
FBIZ
Peer Group Median

Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion.

First Business

Trading at Discount to Peer Group

Price / LTM EPS



Price / LTM EPS
December 2011 - June 2020
25.00
20.00
15.00
10.00
5.00
0.00
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
FBIZ
Peer Group Median

Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion.

First Business

Dividend Yield Above Peer Group Median



Dividend Yield
December 2011 - June 2020
5.50%
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Dec-15
Jun-16
Dec-16
Jun-17
Dec-17
Jun-18
Dec-18
Jun-19
Dec-19
Jun-20
FBIZ
Peer Group Median

Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $4 billion.

First Business

Competitive Advantage

Driven by Niche Business and Client-Centric Focus

VALUE-ADDED EVENTS

Manufacturing First
First Business Invitational for Charity
Tech First
Commercial Real Estate Seminars
Nonprofit Events
Business Succession Seminars
Business Seminars

INDUSTRY PRACTICE GROUPS

Commercial Real Estate | Manufacturing | Food & Beverage | Logistics | Health/Professional Services | Tech | Nonprofit

Competitive Advantage

Employee Engagement & Client Satisfaction

ACTIVE COMMUNITY INVOLVEMENT

RIGOROUS HIRING PROCESS

FUN EMPLOYEE OUTINGS

PEOPLE AND CULTURE

FORMAL MENTOR PROGRAM

REGULAR SURVEYS AND FEEDBACK

STRONG EMPLOYEE REFERRAL PROGRAM


ENGAGED
EMPLOYEES

The Best Team Wins
Engaged Employees = Happy Clients

CLIENT SATISFACTION

Net Promoter Score	62
Business Banking Satisfaction	97%
Private Wealth Satisfaction	93%
COVID-19 Responsiveness	90%
Company Retirement Satisfaction	97%

Note: Client satisfaction data represents 2020 survey results.

Diversified Margin & Fee Revenue

Margin & Fee Revenue Diversification Driven by Suite of Commercial Products & Services

Average Gross Loan and Lease Mix



26%
24%
26%
10%
6%
4%
3%
1%
Commercial Lending - CRE NOO
Commercial Lending - Other [1]
Commercial Lending - C&I
Commercial Lending - CRE OO
Asset-Based Lending
Equipment Financing
SBA Lending
Accounts Receivable Financing

Net Interest Income / Total Revenue = 75%

Fee Revenue Sources



37%
34%
14%
13%
2%
Commercial Lending
Trust / Private Wealth [2]
Treasury
SBA Lending [3]
Asset-Based Lending
Equipment Finance = <1%
Accounts Receivable Financing = <1%

Fee Income / Total Revenue = 25%

Note: Average balance and revenue data is for the three months ended June 30, 2020.
1. Commercial Lending - Other primarily represents land development, construction and multi-family loans.
2. Trust / Private Wealth represents total trust and investment services fee income.
3. SBA Lending represents gain on the sale of SBA loans, SBA packaging fees and SBA servicing fees.

First Business

Scalable Franchise Positioned for Sustainable Growth

- **Organic growth** remains the foundation for the future
- **Scale Private Wealth Management** business in current markets outside of Madison
- **Significant commercial loan growth** opportunity augmented by niche specialty finance lending programs
- **Demonstrated ability to grow in-market deposits** commensurate with robust loan growth
- Opportunity to **increase market share in the Kansas City metro, Northeast and Southeast Wisconsin regions**

First Business

APPENDIX
SUPPLEMENTAL DATA
& NON-GAAP
RECONCILIATIONS

First Business®

FINANCIAL PERFORMANCE

First Business®

Net Interest Margin


Quarterly Trend
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
2Q19
3Q19
4Q19
1Q20
2Q20
2Q20 net interest margin temporarily impacted by PPP loans with 1% rate
Net Interest Margin
Long-Term Goal


Annual Trend
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
2011
2012
2013
2015
2016
2017
2018
2019
Net Interest Margin
Long-Term Goal

First Business

Fee Income Ratio


Quarterly Trend
30%
25%
20%
15%
10%
2Q19
3Q19
4Q19
1Q20
2Q20
Fee Income Ratio (1)
Long-Term Goal


Annual Trend
30%
25%
20%
15%
10%
2011
2012
2013
2015
2016
2017
2018
2019
Fee Income Ratio (1)
Long-Term Goal

1. Fee Income Ratio is defined as total non-interest income divided by total top line revenue.

Efficiency Ratio



Quarterly Trend
70%
68%
66%
64%
62%
60%
58%
56%
2Q19
3Q19
4Q19
1Q20
2Q20
Efficiency Ratio (1)
Long-Term Goal



Annual Trend
70%
68%
66%
64%
62%
60%
58%
56%
2011
2012
2013
2015
2016
2017
2018
2019
Efficiency Ratio (1)
Long-Term Goal

1. Efficiency ratio is a non-GAAP measure defined as total operating expense divided by total operating revenue. See appendix for non-GAAP reconciliation schedule.

First Business

In-Market Deposits / Total Bank Funding (1)

Quarterly Trend



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2Q19
3Q19
4Q19
1Q20
2Q20
Transaction Accounts
Non-Transaction Accounts
Bank Wholesale Funding

Annual Trend



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2011
2012
2013
2015
2016
2017
2018
2019
Transaction Accounts
Non-Transaction Accounts
Bank Wholesale Funding

1. In-Market Deposits represents transaction accounts plus non-transaction accounts. Total bank funding represents total deposits plus FHLB advances and Federal Reserve PPPLF advances.

First Business

Loan & Deposit Composition (1)



Total Gross Loans & Leases
38%
26%
11%
12%
6%
2%
2%
2%
1%
CRE NOO
C&I
CRE OO
Multi-Family
Construction
Land Development
Consumer & Other
1-4 Family
Direct Financing Leases



Total Deposits
38%
25%
25%
7%
5%
Money Market Accounts
IB Transaction Accounts
NIB Transaction Accounts
In-Market CDs
Wholesale deposits

1. Period-end balances as of June 30, 2020.

First Business

COMMERCIAL BANKING PRODUCTS & SERVICES

First Business®

Commercial Lending

Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Product Profile

- Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets
- Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million



Portfolio Analysis
$2,000
$1,500
$1,000
$500
$0
Millions
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2Q19
3Q19
4Q19
1Q20
2Q20
CRE NOO
Other
C&I
CRE OO
Average Yield



Gross Revenue
$25
$20
$15
$10
$5
$0
Millions
2Q19
3Q19
4Q19
1Q20
2Q20
Interest Income
Fee Income

Note: Loan balances represent quarterly average data.

Treasury Management

Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint

Product Profile

- Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets
- Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions



Funding Mix
Millions
$2,500
$2,000
$1,500
$1,000
$500
$0
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2Q19
3Q19
4Q19
1Q20
2Q20
Non-Transaction Accounts
Transaction Accounts
Bank Wholesale Funding
Cost of Funds



Fee Revenue
Millions
$1.0
$0.9
$0.8
$0.7
$0.6
$0.5
2Q19
3Q19
4Q19
1Q20
2Q20

Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services, FHLB advances, and the Federal Reserve PPPLF. Non-Transaction Accounts includes in-market CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules.

First Business

Asset-Based Lending

High-Yielding, Counter-Cyclical Product Complements Conventional Commercial Lending

Product Profile

- Target medium-sized companies nationwide
- Primarily provide revolving lines of credit and term loans for leveraged buyouts, capital expenditures, working capital, bank debt refinancing, debt restructuring, corporate turnaround strategies and debtor-in-possession financing in the course of bankruptcy proceedings or the exit therefrom
- Positioned to provide cost-effective financing solutions to companies who do not have the established stable cash flows necessary to qualify for traditional commercial lending products
- Financings generally range between $1.0 million and $10.0 million with terms of 24 to 60 months



Portfolio Analysis
Millions
$200
$175
$150
$125
$100
$75
$50
$25
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2Q19
3Q19
4Q19
1Q20
2Q20
Average Gross Loans
Average Yield



Gross Revenue
Millions
$5
$4
$3
$2
$1
$0
2Q19
3Q19
4Q19
1Q20
2Q20
Interest Income
Fees in Lieu of Interest
Fee Income

Note: Loan balances represent quarterly average data.

Accounts Receivable Financing

High-Yielding, Counter-Cyclical Product Complements Conventional Commercial Lending

Product Profile

- Target small- to medium-sized companies nationwide
- Primarily provide funding to clients by purchasing accounts receivable on a full recourse basis
- Positioned to provide competitive rates to clients starting up, seeking growth, and needing cash flow support, or who are experiencing financial issues
- Similar to asset-based lending, receivable financing typically generates higher yields than conventional commercial lending and complements our conventional commercial portfolio

Portfolio Analysis



$30
$25
$20
$15
$10
$5
$0
Millions
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2Q19
3Q19
4Q19
1Q20
2Q20
Average NFE
Average Yield

Gross Revenue



$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
Millions
2Q19
3Q19
4Q19
1Q20
2Q20
Interest Income
Fees in Lieu of Interest

Note: Average Net Funds Employed balances represent quarterly average data.

Equipment Financing

Aligned with the Equipment Loan and Lease Needs of our Niche Client Base

Product Profile

- Includes broad range of equipment finance products to address the financing needs of commercial clients in a variety of industries
- Focus includes manufacturing equipment, industrial assets, construction, and transportation equipment, and a wide variety of other commercial equipment
- Financings generally range between $250,000 and $5.0 million with terms of 36 to 84 months (Vendor Finance Program financings are generally < $250,000)



Portfolio Analysis
Millions
$80
$70
$60
$50
$40
$30
$20
$10
$0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2Q19
3Q19
4Q19
1Q20
2Q20
Average Gross Loans & Leases
Average Yield



Gross Revenue
Millions
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
2Q19
3Q19
4Q19
1Q20
2Q20
Interest Income
Fee Income

Note: Loan and lease balances represent quarterly average data.

First Business

Trust / Private Wealth

Wealth Management Services for Businesses, Executives, and High Net Worth Individuals

Product Profile

- Fiduciary and investment manager for individual and corporate clients, creating, and executing asset allocation strategies tailored to each client's unique situation
- Full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services
- Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice

Assets Under Management & Administration



$2,500
$2,000
$1,500
$1,000
$500
$0
Millions
2Q19
3Q19
4Q19
1Q20
2Q20
Private Wealth
Employee Benefits
Other

Fee Revenue



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Millions
2Q19
3Q19
4Q19
1Q20
2Q20

Note: Total Assets Under Management & Administration represent period-end balances.

First Business

SBA Lending & Servicing

Full Client Acquisition Strategy for Small Businesses

Product Profile

- Primarily originate variable rate term loans through the 7(a) program which typically provides a guaranty of 75% of principal and interest
- Product offering is designed to generate new business opportunities by meeting the needs of clients whose borrowing needs cannot be met with conventional bank loans
- Sources of revenue include interest income on the retained portion of loan, gain on sale of the guaranteed portion of loan, loan packaging fee income, and loan servicing fee income

Portfolio Analysis



$200
$175
$150
$125
$100
$75
$50
$25
$0
Millions
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2Q19
3Q19
4Q19
1Q20
2Q20
Total Retained
Total Sold
Average Yield

Gross Revenue



$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Millions
2Q19
3Q19
4Q19
1Q20
2Q20
Interest Income
Gain on Sale
Servicing Fees
Packaging Fees

Note: Total Retained and Total Sold represent period-end balances. Excludes PPP loans and related interest income and loan fee amortization.

First Business

NON-GAAP
RECONCILIATIONS

First Business®

Efficiency Ratio

Non-GAAP Reconciliation

"Efficiency Ratio" is a non-GAAP measure representing non-interest expense excluding the effects of the SBA recourse provision, impairment of tax credit investments, losses or gains on foreclosed properties, amortization of other intangible assets, and other discrete items, if any, divided by operating revenue, which is equal to net interest income plus non-interest income less realized gains or losses on securities, if any. We believe the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(Unaudited)	For the Three Months Ended				
(Dollars in thousands)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Non-interest expense	$ 17,464	$ 14,716	$ 16,773	$ 16,146	$ 18,343
Net gain (loss) on foreclosed properties	21	(262)	17	(102)	(348)
Amortization of other intangible assets	(11)	(11)	(7)	(9)	(9)
SBA recourse (provision) benefit	(113)	427	(21)	(25)	30
Tax credit investment (impairment) recovery	(2,088)	120	(113)	(113)	(1,841)
Loss on early extinguishment of debt	—	—	—	—	(744)
Total operating expense	$ 15,273	$ 14,990	$ 16,649	$ 15,897	$ 15,431
Net interest income	$ 16,852	$ 16,776	$ 18,474	$ 17,050	$ 18,888
Non-interest income	5,805	5,792	7,189	6,414	6,319
Net loss on sale of securities	1	4	42	4	—
Total operating revenue	$ 22,658	$ 22,572	$ 25,705	$ 23,468	$ 25,207
Efficiency ratio	67.41%	66.41%	64.77%	67.74%	61.22%

Cost of Funds

Non-GAAP Reconciliation

"Cost of Funds" is defined as total interest expense on deposits, FHLB advances, and Federal Reserve PPPLF advances, divided by the sum of total average deposits, average FHLB advances, and average Federal Reserve PPPLF advances. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our bank funding costs. The information provided below reconciles the cost of funds to its most comparable GAAP measure.

	For the Three Months Ended				
(Dollars in thousands)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Interest expense on total interest-bearing deposits	$ 6,258	$ 6,006	$ 4,898	$ 4,116	$ 1,924
Interest expense on FHLB advances	1,511	1,673	1,590	1,559	1,283
Interest expense on Federal Reserve PPPLF	—	—	—	—	18
Total interest expense on deposits, FHLB advances, and Federal Reserve PPPLF	$ 7,769	$ 7,679	$ 6,488	$ 5,675	$ 3,225
Average interest-bearing deposits	$ 1,243,269	$ 1,225,878	$ 1,215,862	$ 1,207,481	$ 1,235,736
Average non-interest-bearing deposits	254,177	283,675	306,278	291,129	440,413
Average FHLB advances	266,137	307,060	304,049	325,929	409,281
Average Federal Reserve PPPLF	—	—	—	—	20,821
Total average deposits, total average FHLB advances, and total average Federal Reserve PPPLF	$ 1,763,583	$ 1,816,613	$ 1,826,189	$ 1,824,539	$ 2,106,251
Cost of funds	1.76%	1.69%	1.42%	1.24%	0.61%

First Business

Adjusted Net Interest Margin

Non-GAAP Reconciliation

"Adjusted Net Interest Margin" is a non-GAAP measure representing net interest income excluding the fees in lieu of interest, PPP loan interest income, FRB interest income, FHLB dividend income, and FRB PPPLF interest expense, divided by adjusted average interest-earning assets. Fees in lieu of interest are defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. In the judgment of the Company's management, the adjustments made to net interest income allow investors and analysts to better assess the Company's net interest income in relation to its core loan and deposit rate changes by removing the volatility that is associated with these recurring fees. The information provided below reconciles the net interest margin to its most comparable GAAP measure.

	For the Three Months Ended				
(Dollars in Thousands)	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020
Interest income	$ 25,309	$ 25,438	$ 25,613	$ 23,372	$ 22,761
Interest expense	8,457	8,662	7,139	6,322	3,873
Net interest income (a)	16,852	16,776	18,474	17,050	18,888
Less fees in lieu of interest	1,214	1,090	1,840	798	2,257
Less PPP loan interest income	—	—	—	—	647
Less FRB interest income and FHLB dividend income	176	278	208	301	134
Add FRB PPPLF interest expense	—	—	—	—	18
Adjusted net interest income (b)	$ 15,462	$ 15,408	$ 16,426	$ 15,951	$ 15,868
Average interest-earning assets (c)	$ 1,914,289	$ 1,971,696	$ 1,980,922	$ 1,981,887	$ 2,258,759
Less Average PPP loans	—	—	—	—	259,518
Less Average FRB cash and FHLB stock	22,113	42,040	34,565	37,989	69,176
Less Average non-accrual loans and leases	24,607	25,331	21,738	22,209	25,386
Adjusted average interest-earning assets (d)	$ 1,867,569	$ 1,904,325	$ 1,924,619	$ 1,921,689	$ 1,904,679
Net interest margin (a / c)	3.52%	3.40%	3.73%	3.44%	3.34%
Adjusted net interest margin (b / d)	3.31%	3.24%	3.41%	3.32%	3.33%

Pure Net Interest Income

Non-GAAP Reconciliation

"Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure.

	For the Year Ended			For the Three Months Ended	
(Dollars in Thousands)	December 31, 2017	December 31, 2018	December 31, 2019	March 31, 2020	June 30, 2020
Net interest income	$ 60,609	$ 67,342	$ 69,856	$ 17,050	$ 18,888
Less fees in lieu of interest	4,213	5,592	6,479	798	2,257
Pure net interest income (non-GAAP)	$ 56,396	$ 61,750	$ 63,377	$ 16,252	$ 16,631

Net Operating Income

Non-GAAP Reconciliation

"Net Operating Income" is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure.

	For the Year Ended			For the Three Months Ended	
(Dollars in thousands)	December 31, 2017	December 31, 2018	December 31, 2019	March 31, 2020	June 30, 2020
Net income	$ 11,905	$ 16,303	$ 23,324	$ 3,278	$ 3,323
Less income tax (expense) benefit	(2,326)	(1,351)	(1,175)	(858)	1,928
Less provision for loan and lease losses	(6,172)	(5,492)	(2,085)	(3,182)	(5,469)
Income before taxes and provision for loan and lease losses (non-GAAP)	20,403	23,146	26,584	7,318	6,864
Less non-operating income					
Net loss on sale of securities	(403)	(4)	(46)	(4)	—
Total non-operating income (non-GAAP)	(403)	(4)	(46)	(4)	—
Less non-operating expense					
Net (gain) loss on foreclosed properties	(143)	367	224	102	348
Amortization of other intangible assets	54	47	40	9	9
SBA recourse provision (benefit)	2,240	1,913	188	25	(30)
Tax credit investment impairment	2,784	2,083	4,094	113	1,841
Loss on early extinguishment of debt	—	—	—	—	744
Deconversion fees	300	—	—	—	—
Total non-operating expense (non-GAAP)	5,235	4,410	4,546	249	2,912
Add net tax credit benefit (non-GAAP)	526	494	1,352	8	698
Net operating income	$ 26,567	$ 28,054	$ 32,528	$ 7,579	$ 10,474

First Business

First Business®